STEIN ROE THEMATIC EQUITY FUNDS

                           GLOBAL THEMATIC EQUITY FUND
                          EUROPEAN THEMATIC EQUITY FUND

                       SEMIANNUAL REPORT o APRIL 30, 2002



[logo: STEIN ROE MUTUAL FUNDS]

Contents

From the President                                                  1
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Stein Roe Global Thematic Equity Fund

      Performance Summary                                           2
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      Portfolio Manager's Report                                    3
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Stein Roe European Thematic Equity Fund

      Performance Summary                                           8
      ---------------------------------------------------------------

      Portfolio Manager's Report                                    9
      ---------------------------------------------------------------

Theme Descriptions                                                 13
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Investment Portfolios                                              16
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Financial Statements                                               26
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Notes to Financial Statements                                      30
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Financial Highlights                                               37
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Transfer Agent                                                     41
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NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE




For monthly performance updates on all Stein Roe funds, please visit steinroe.com. Must be preceded or accompanied by a prospectus.

From the President

[photo of Keith T. Banks]


Dear Shareholder:

The past six months have been challenging for all of the world's major economies. By the last quarter of 2001, it was generally acknowledged that the US economy had fallen into recession earlier in the year. The outlook was further clouded by the impact of the September 11 terrorist attacks. Europe's economies felt the effects of the American economic slump and Southeast Asia experienced one of the weakest periods since World War II. The economic news from Japan was especially grim although its stock market rallied early in 2002 after its most popular stock market index fell below the level of the Dow Jones Industrial Average for the first time since 1957.

     Economic prospects began to look up for most of the world outside of Japan in the first quarter of 2002. The US Department of Commerce reported that the US economy grew at a robust 5.8% in the first quarter and most economists now believe that Europe will avoid a recession. Stocks were also back into positive territory, although returns were modest and markets were volatile.

     Although global stock market performance has been disappointing for the past several years, we believe that international stocks can play an important role in your portfolio because they offer long-term growth potential and can add diversification. Many of the world's stock markets now appear attractively valued and we believe that their long-term prospects are strong.

     In the following report, your portfolio managers will talk in greater detail about the funds' investments and performance. As always, we thank you for investing in Stein Roe funds.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President

Stein Roe Mutual Funds

Economic and market conditions change frequently. There is no assurance that trends described herein will continue or commence.

1
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Performance Summary

Stein Roe Global Thematic Equity Fund

Average annual total return (%)

Period ended April 30, 2002

                                            6-month
                                         (cumulative)  1-year       Life+
--------------------------------------------------------------------------
Stein Roe Global Thematic
  Equity Fund*                               -0.59     -19.36      -18.38
--------------------------------------------------------------------------
MSCI World Index                              3.29     -13.85      -14.92
--------------------------------------------------------------------------
Morningstar Category                          7.44     -12.71      -15.72
--------------------------------------------------------------------------

* The fund commenced operations on 1/2/01.

+ Index and Morningstar Category life of fund performances are from 12/31/00.




INVESTMENT COMPARISON

Value of a $10,000 Investment, January 2, 2001 to April 30, 2002


[line chart data]:


         Stein Roe
         Global Thematic            MSCI World             Morningstar
         Equity Fund                Index                  Category

1/2/01     $10,000.00              $10,000.00           $10,000.00
1/31/01     10,424.00               10,063.00            10,193.00
2/28/01      9,556.00                9,299.00             9,331.00
3/31/01      8,737.00                8,562.00             8,716.00
4/30/01      9,467.00                9,130.00             9,358.00
5/31/01      9,338.00                8,904.00             9,236.00
6/30/01      9,042.00                8,584.00             8,946.00
7/31/01      8,766.00                8,321.00             8,826.00
8/31/01      8,302.00                8,087.00             8,401.00
9/30/01      7,493.00                7,189.00             7,660.00
10/31/00     7,680.00                7,410.00             7,806.00
11/30/01     8,174.00                7,717.00             8,267.00
12/31/01     8,351.00                7,822.00             8,318.00
1/31/02      7,887.00                7,509.00             8,065.00
2/28/02      7,738.00                7,538.00             7,994.00
3/31/02      8,064.00                7,937.00             8,363.00
4/30/02      7,635.00                7,962.00             8,064.00


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return may vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on January 2, 2001 (December 31, 2000 for the index), and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International World (MSCI World) Index is an unmanaged group of securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities.

The fund's return is also compared to the average return of the funds included in the Morningstar Foreign Stock Funds Category average (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete, or timely. They shall not be responsible for investment decisions, damages, or other losses resulting from use of averages. Morningstar has not granted consent for it to be considered or deemed an "Expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Average.

2
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Portfolio Manager's Report

Fund Commentary

COMMENTARY FROM LEON PEDERSEN,
PORTFOLIO MANAGER OF
STEIN ROE GLOBAL THEMATIC EQUITY FUND

     The six-month period that ended April 30, 2002 was generally rocky but it was also positive for the world's equity markets, which gained 3.07% as measured by the MSCI World Index. Stein Roe Global Thematic Equity Fund lagged this benchmark, returning negative 0.59%. The fund's light exposure to Japan relative to its benchmark and its investment in Tyco International were key reasons for its underperformance. Japan performed strongly near the end of the period. Tyco shares lost more than half their value during the period and we sold our position.

Investment objective and strategy:

Stein Roe Global Thematic Equity Fund seeks long-term growth of capital by investing at least 65% of its assets in common stocks and other equity securities of US and foreign companies with market capitalizations generally greater than $2.5 billion.

Fund inception:

January 2, 2001

Net assets:

$1.62 million




GOOD MARKET PERFORMANCE DESPITE SHAKEN INVESTOR CONFIDENCE

     Most world stock markets rebounded strongly in the final months of 2001 as they recovered from their September 11 lows and received an additional boost from declining short-term interest rates. Then, in the first months of 2002, they gave back much of their gains as investors became more risk averse in reaction to the Enron scandal in the US, which also spilled over to affect the share prices of other major multinational companies (Enron was not held in the portfolio). However, stock prices picked up again near the end of the period as better economic news and better-than-expected corporate earnings lifted confidence and brought investors back into the equity markets. Even Japan, which remained mired in economic recession, delivered stock market gains.

TELECOMMUNICATIONS, EDUCATION AND STOCK-SPECIFIC WOES HURT PERFORMANCE

     The worst-performing themes during the period were Education and Global Data Traffic. The fund was hurt by the poor performance of Edison Schools, which failed to meet sales growth expectations. As a result of the fact that we no longer believe Edison is positioned to benefit from our Education theme, we sold the stock. Global Data Traffic performed poorly as telecommunications companies came under pressure as a result of their high debt ratios and inadequate resources. Vodafone Group (0.6% of net assets) and AT&T Wireless Services (0.4% of net assets) were both negative performers as demand remained sluggish.1

     The fund's investment in Tyco International, a Bermuda-based conglomerate, was also a large negative contributor to performance on the heels of the Enron scandal and the market's focus on accounting-related issues. Tyco was a non-thematic holding, which we purchased because of its strong management team and our estimate that it sold at a valuation discount to the market because of its perceived cyclicality. However, poor execution, management changes and a revised outlook on the company's economic sensitivity led us to change our view of the stock's prospects and we sold our position.


Top 10 equity holdings
(% of net assets)
-----------------
Citigroup                       3.5
Pfizer                          3.4
Nestle SA                       2.9
Wells Fargo                     2.8
Carnival                        2.7
Canon                           2.4
General Electric                2.3
Aventis SA                      2.2
UBS AG                          2.1
Exxon Mobil                     1.8





OUTPERFORMING THEMES

     The best-performing themes during the period were Fulfill Your Dreams and Branding & Promotion. Our investments in Carnival Corp. (2.7% of net assets), Harley-Davidson (1.0% of net assets) and Gucci Group (1.2% of net assets) delivered positive performance as market



1  Holdings are disclosed as of April 30, 2002 and are subject to change.




4
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conditions improved. Branding & Promotion was led by the release of better-than-expected results and earnings guidance from WPP Group (0.8% of net assets) and Univision Communications (1.0% of net assets). Polo Ralph Lauren (0.6% of net assets), Nestle SA (2.9% of net assets) and Cadbury Schweppes (0.9% of net assets) also made positive contributions.

NOTABLE CHANGE

     During the period we increased our exposure to the Branding & Promotion theme by initiating an investment in The Gap, Inc. (0.6% of net assets). The company is restructuring its operations, focusing on cost control and balance sheet improvement, and it has made a strategic decision to return to the minimalistic style that made it a strong brand in the past.

OUTLOOK

     We expect corporate earnings growth to be slowed by fierce price competition and remain weak in the coming quarters. However, we are optimistic that confidence in higher future earnings growth should begin to build and translate into higher stock prices in the second half of 2002.

Equity portfolio highlights

                                           MSCI
                          PORTFOLIO     World Index

Number of holdings            93            1,511

Dollar weighted
   median market
   capitalization ($mil.)   54,037         38,654


5
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[bar chart data]:


 Country allocation

 % of net assets

                Portfolio         MSCI World Index

United States     51.7                  54
United Kingdom     9.1                  11
Japan              8.1                   9
Switzerland        6.7                   3
Netherlands        4.4                   3
France             4.2                   4
Italy              4.2                   2
Germany            2.1                   3
Other              9.5                  11




Portfolio Asset Allocation as of 4/30/02

[pie chart data]

Equities                  97.5%
Cash Equivalents & Other   2.5%



Asset allocation is calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee that the fund will continue to maintain this breakdown in the future.

6
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Economic Sector Breakdown as of 4/30/02

[bar chart data]


Financials                      20.8
Consumer - discretionary        17.1
Health care                     14.0
Information technology          13.8
Industrials                      8.8


Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee that the fund will continue to maintain the same portfolio holdings and sector breakdown in the future.

There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

Nordea's investment decisions are made by an investment team. No single individual at Nordea is primarily responsible for making investment decisions with respect to the fund.

7
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Performance Summary

Stein Roe European Thematic Equity Fund

Average annual total return (%)

Period ended April 30, 2002

                                            6-month
                                         (cumulative)  1-year       Life+
---------------------------------------------------------------------------
Stein Roe European Thematic
  Equity Fund*                               3.19      -15.69      -18.97
---------------------------------------------------------------------------
MSCI Europe Index                            5.75      -12.22      -15.88
---------------------------------------------------------------------------
Morningstar Category                         7.33      -11.13      -16.03
---------------------------------------------------------------------------

* The fund commenced operations on 1/2/01.

+ Index and Morningstar Category life of fund performances are from 12/31/00.




INVESTMENT COMPARISON

Value of a $10,000 Investment, January 2, 2001 to April 30, 2002

[line chart data]:


                Stein Roe
                Global Thematic            MSCI World            Morningstar
                Equity Fund                Index                 Category

1/2/01          10,000.00               10,000.00               10,000.00
                10,157.00               10,005.00                9,987.00
                 9,233.73                9,126.56                9,188.04
                 8,428.55                8,445.72                8,385.92
4/30/01          8,968.82                9,046.21                8,908.37
                 8,477.33                8,604.76                8,577.87
                 8,133.15                8,279.50                8,261.34
                 8,054.26                8,300.19                8,169.64
                 7,906.86                8,084.39                8,011.97
                 7,150.18                7,277.57                7,137.06
10/31/00         7,326.79                7,508.99                7,380.44
                 7,562.71                7,810.10                7,672.70
                 7,837.99                8,010.04                7,850.71
                 7,346.55                7,591.12                7,541.39
                 7,346.55                7,589.60                7,563.26
                 7,651.43                8,000.96                7,931.59
4/30/02          7,561.57                7,940.15                7,921.28



MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return may vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on January 2, 2001 (December 31, 2000 for the index), and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International Europe (MSCI Europe) Index is an unmanaged group of securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities.

The fund's return is also compared to the average return of the funds included in the Morningstar Europe Funds Category average (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete or timely. They shall not be responsible for investment decisions, damages or other losses resulting from use of the averages. Morningstar has not granted consent for it to be considered or deemed an "Expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar Average.

Portfolio Manager's Report

Fund Commentary

COMMENTARY FROM LEON PEDERSEN,
PORTFOLIO MANAGER OF
STEIN ROE EUROPEAN THEMATIC EQUITY FUND

     The six-month period that ended April 30, 2002 was, in general, a positive one for European equity markets. European stocks gained 5.75% as measured by the MSCI Europe Index. Stein Roe European Thematic Equity Fund lagged its benchmark, returning 3.19%. Stock selection was a major factor in the fund's underperformance as was an underweight position in the industrial materials sector, which performed well during the period.

Investment objective and strategy:

Stein Roe European Thematic Equity Fund seeks long-term growth of capital by investing at least 65% of its assets in common stocks and other equity securities of European companies of all sizes, including small- and mid-sized companies.

Fund inception:

January 2, 2001

Net assets:

$1.21 million



GOOD MARKET PERFORMANCE DESPITE SHAKEN INVESTOR CONFIDENCE

     European stock markets rebounded strongly in the final months of 2001 as institutional investors and mutual funds triggered price increases. The markets also received a boost from declining short-term interest rates in Europe and the US. Then, in the first months of 2002, they gave back much of their gains as investors became more risk averse in reaction to the Enron scandal in the US (Enron was not held in this portfolio), which also spilled over to affect the share prices of US conglomerate Tyco and the Irish pharmaceutical company, Elan, neither of which is currently owned by the fund. However, stock prices picked up again near the end of the period as better economic news and better-than-expected corporate earnings lifted confidence and brought investors back into the equity markets.

9
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TELECOMMUNICATIONS AND HEALTH CARE WOES HURT PERFORMANCE

     The worst-performing themes during the period were Global Data Traffic and Longer Life -- Better Life. The former performed poorly as telecommunications companies came under pressure as a result of their high debt ratios and inadequate resources. Vodafone Group (2.5% of net assets) and Nokia Oyj (1.4% of net assets) were both negative performers as demand remained sluggish.1 The defensive characteristics of the Longer Life -- Better Life theme did not protect the fund from negative performance. Our investment in Shire Pharmaceuticals Group (0.8% of net assets) lost ground as the company announced that stiff competition for its key product for treating hyperactivity and the cost of launching new products are likely to result in zero earnings growth in 2002. Favorable results from our investments in Essilor International (1.0% of net assets) and Roche Holding (1.9% of net assets) were not enough to offset this disappointment.


Top 10 equity holdings

Total B                         5.1
Nestle SA                       4.5
Aventis SA                      4.4
UBS AG                          4.3
Lloyds TSB Group                3.9
GlaxoSmithKline PLC             3.3
Royal Philips Electronics       3.3
WPP Group PLC                   2.6
Vodafone Group PLC              2.5
National Grid Group PLC         2.4

Holdings are calculated as a percentage of net assets. Because the fund is actively managed, there can be no guarantee the fund will continue to hold these securities in the future.



OUTPERFORMING THEMES

     Fulfill Your Dreams was the best performing theme during the quarter as the cruise industry and luxury goods makers experienced an improved environment. Our investments in P&O Princess Cruises (2.0% of net assets) and Companie Financiere Richemont (1.9% of

Equity portfolio highlights

                                         MSCI
                        PORTFOLIO    Europe Index

Number of holdings          49             554

Dollar weighted
   median market
   capitalization ($mil.)  31,208       37,264


1  Holdings are disclosed as of April 30, 2002 and are subject to change.



10
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net assets) delivered positive performance. Convergence of Communications and
Media also performed well, primarily the result of our investment in Koninklijke (Royal) Philips Electronics (3.3% of net assets).

OUTLOOK

     We expect corporate earnings growth to be slowed by fierce price competition and remain weak in the coming quarters. However, we are optimistic that confidence in higher future earnings growth should begin to build and translate into higher stock prices in the second half of 2002. Valuations in Europe appear to be in line with their historical averages. As a result, we believe European markets have the potential to deliver positive performance in line with earnings growth. We have made no shifts in thematic allocation during the period. However stock selection decisions have resulted in a minor reduction in the portfolio's risk profile.

 Country allocation
 % of net assets

[bar chart data]

                Portfolio         MSCI World Index

United Kingdom  28.2                    35
France          15.2                    14
Switzerland     14.8                    11
Italy           11.2                     6
Germany          9.5                    11
Netherlands      8.6                     8
Sweden           3.7                     3
Finland          2.8                     2
Belgium          2.3                     2
Other            2.5                     8




11
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Portfolio Asset Allocation as of 4/30/02

[pie chart data]

Equities                  97.5%
Cash Equivalents & Other   2.5%



Asset allocation is calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee that the fund will continue to maintain this breakdown in the future.


Economic Sector Breakdown as of 4/30/02

[bar chart data]

Financials                      25.1
Health care                     14.9
Consumer - discretionary        12.6
Energy                          10.7
Consumer staples                 8.8


Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee that the fund will continue to maintain the same portfolio holdings and sector breakdown in the future.

There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. A portfolio of stocks from a limited geographic region, such as Europe, may be subject to additional risks and volatility.

Nordea's investment decisions are made by an investment team. No single individual at Nordea is primarily responsible for making investment decisions with respect to the fund.

12
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Theme Descriptions

Theme descriptions

INVESTMENT THEMES USED IN THE
STEIN ROE THEMATIC EQUITY FUNDS

Following is a brief description of the themes used by Nordea in making investment decisions for the Stein Roe Thematic Equity Funds. All 13 themes were used in both the Global Thematic Equity Fund and the European Thematic Equity Fund (as of April 30, 2002).

Branding & Promotion

We believe that globalization and low inflation result in increased competition. Companies are urged to grow in volume by strengthening their brands. Brands create their power and value through perception of the product or by reinforcing the image of the parent company. Brands can influence customer preference, create a competitive advantage, create long-term growth and strengthen the bottom line. By showing relative strength through momentum, the brands can translate into market share gain or higher returns.

Business to Business

The largest potential for productivity improvements and transaction volume on the Internet may be in the B2B area. Companies are expected to aggressively accelerate their investments in back-end to front-end IT solutions supporting e-procurement and transactions.

This development will be supported by the transition of Internet decisions in corporations from the project level to the core strategy level. The B2B theme is basically a transformation of the traditional supply chains in a broad range of industries into Internet-based market places.

Convergence of Communication and Media

We expect that digitalization of communication networks and content may lead to a whole new generation of applications combining content, communication and software into integrated products. We believe content will be of vital importance in driving traffic to the communication networks; at the same time the networks will be the distribution channels for media companies.

Cross Selling

As conventional value chains break down as a result of information technology and competitive pressure (outsourcing), the companies closest to the customers will likely expand their value creation through cross selling of products and services. We believe this process of value creation will happen at the expense of middlemen and wholesalers.

Deregulation

Economic liberalization can accelerate the process of opening markets. By entering newly deregulated markets, both incumbent companies and new entrants can leverage the benefits of open access and the efficiency of free markets.

Education

"Education" focuses on the increased importance of education and knowledge in the current socioeconomic environment, characterized by strong demand for higher education combined with stretched public systems unable to serve the large and varied demand. The target is youngsters and adults improving their skills.

Environment

This theme focuses on the unsustainable development that we see today. From a global perspective the environment has degraded during the past decade and significant environmental problems remain deeply embedded in the present way of living. As a result we anticipate a growing public awareness of environmental issues.

Fulfill Your Dreams

The overall wealth of today's society has been increasing rapidly and this has had a profound impact on consumer spending. In a world where money has become more available to society, the basic "needs" are met with a greater ease than in the past. As a result, we expect consumers to begin focusing on their "wants," enabling them to fulfill their dreams.

Global Data Traffic

This theme focuses on the long-term expansion in digital electronic or optical transmissions. We expect these to increase in a non-linear fashion as a result of technological development in the fields of storage, processing, communications and technological infrastructure.

Longer Life -- Better Life

Better work conditions, better food, medicine and health care solutions prolong life expectancy. Elderly people focus more on savings and add to their financial power to fulfill wishes for a better life in old age. We believe the aging of the Organization for Economic Cooperation and Deregulation (OECD) population is adding leverage to these factors.

Mastering Information

In the information age, knowledge--rather than physical assets or resources--has become the key to competitiveness. Information has become a commodity available to everyone on a "real-time basis." Companies value creation and we believe competitive advantages will increasingly depend on how well they manage information and knowledge combined with the information overload.

Outsourcing and Productivity

We believe that globalization leads to increased competition. This means that companies should increasingly concentrate on core activities and, as a result, focus on enhancing productivity and outsourcing non-strategic tasks. As a consequence, a huge growth potential exists for vendors of these solutions.

Saving for Retirement

The theme focuses on each individual's need to save for retirement independently of the government, as government's ability to support broad public interests has been decreasing. The argument applies especially in the case of Japan.

15
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Stein Roe Global Thematic Equity Fund

Investment Portfolio
--------------------
April 30, 2002 (Unaudited)


Common Stocks - 96.9%                                 Shares         Value
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 17.1% Automobiles & Components - 2.4% Automobile
   Manufacturers - 1.4%

   Honda Motor Co., Ltd....................             500     $   22,401
                                                              ------------

   Motorcycle Manufacturers - 1.0%
   Harley-Davidson, Inc. ...............                310         16,427
                                                              ------------

   Consumer Durables & Apparel - 2.2%
   Apparel & Accessories - 0.6%
   Polo Ralph Lauren Corp. (a) .........                340          9,775
                                                              ------------

   Consumer Electronics - 1.6%
   Koninklijke (Royal) Philips Electronics N.V.         830         25,607
                                                              ------------

   Hotels, Restaurants & Leisure - 3.4%
   Hotels - 2.7%
   Carnival Corp........................              1,320         43,969
                                                              ------------

   Restaurants - 0.7%
   Compass Group PLC....................              1,780         11,077
                                                              ------------

   Media - 5.3%
   Advertising - 1.4%
   TMP Worldwide, Inc. (a) .............                300          9,051
   WPP Group PLC .......................              1,280         13,581
                                                              ------------
                                                                    22,632
                                                              ------------
   Broadcasting & Cable - 2.9%
   British Sky Broadcasting Group PLC (a) .           1,000         11,193
   Grupo Televisa SA, ADR (a) ..........                250         11,300
   Societe Television Francaise ............            300          8,534
   Univision Communications, Inc., Class A (a)          400         15,984
                                                              ------------
                                                                    47,011
                                                              ------------
   Movies & Entertainment - 1.0%
   AOL Time Warner, Inc. (a) ...........                900         17,118
                                                              ------------

   Retailing - 3.8%
   Apparel Retail - 1.8%
   Gucci Group N.V......................                200         19,355
   The Gap, Inc. .......................                700          9,877
                                                              ------------
                                                                    29,232
                                                              ------------



See notes to investment portfolio.

16
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Common Stocks (continued)                             Shares         Value
--------------------------------------------------------------------------------
   General Merchandise Stores - 2.0%
   BJ's Wholesale Club, Inc. (a) .......                200      $   8,926
   Wal-Mart Stores, Inc. ...............                420         23,461
                                                              ------------
                                                                    32,387
                                                              ------------
CONSUMER STAPLES - 6.6%

   Food & Drug Retailing - 1.3%
   Drug Retail - 1.3%
   CVS Corp. ...........................                610         20,423
                                                              ------------

   Food, Beverages & Tobacco - 5.3%
   Packaged Foods - 4.4%
   Cadbury Schweppes PLC ...............              2,030         15,400
   Koninklijke Numico N.V. .............                336          8,666
   Nestle SA, Registered Shares ........                200         47,380
                                                              ------------
                                                                    71,446
                                                              ------------
   Soft Drinks - 0.9%
   PepsiCo, Inc. .......................                280         14,532
                                                              ------------

ENERGY - 5.0%
   Integrated Oil & Gas - 4.3%
   ENI S.p.A. ..........................              1,000         15,349
   Exxon Mobil Corp.....................                740         29,726
   Total B .............................                160         24,228
                                                              ------------
                                                                    69,303
                                                              ------------
   Oil & Gas Equipment & Services - 0.7%
   Schlumberger Ltd.....................                200         10,950
                                                              ------------

FINANCIALS - 20.8%
   Banks - 8.7%

   Bank of America Corp. ...............                400         28,992
   Lloyds TSB Group PLC.................              2,000         22,999
   UBS AG, Registered Shares ...........                700         33,816
   UniCredito Italiano S.p.A............              2,160         10,014
   Wells Fargo & Co.....................                900         46,035
                                                              ------------
                                                                   141,856
                                                              ------------
   Diversified Financials - 7.6%
   Consumer Finance - 0.3%
   Promise Co., Ltd.....................                100          5,266
                                                              ------------

   Diversified Financial Services - 7.3%
   Citigroup, Inc. .....................              1,300         56,290
   Fortis ..............................                438         10,047
   Merrill Lynch & Co., Inc. ...........                670         28,100
   Nomura Holdings, Inc. ...................          1,000         13,923
   State Street Corp. .....................             200         10,222
                                                              ------------
                                                                   118,582
                                                              ------------

See notes to investment portfolio.

Common Stocks (continued)                             Shares         Value
--------------------------------------------------------------------------------
   Insurance - 4.5%
   Life & Health Insurance - 1.6%
   Alleanza Assicurazioni ..............              2,740     $   26,517
                                                              ------------

   Multi-Line Insurance - 2.9%
   American International Group, Inc. ......            340         23,501
   Skandia Forsakrings AB ..............              1,670          7,952
   Swiss Re, Registered Shares..............            160         16,181
                                                              ------------
                                                                    47,634
                                                              ------------
HEALTH CARE - 13.4%

   Health Care Equipment & Services - 0.3%
   Health Care Equipment - 0.3%
   Applera Corp. - Applied Biosystems Group             250          4,280
                                                              ------------

   Pharmaceuticals & Biotechnology - 13.1%
   Pharmaceuticals - 13.1%
   Abbott Laboratories .................                450         24,277
   Aventis SA ..........................                500         35,492
   GlaxoSmithKline PLC .................                520         12,581
   Johnson & Johnson....................                420         26,821
   Merck & Co., Inc.....................                490         26,627
   Novo Nordisk A/S, Class B ...........                300          8,794
   Pfizer, Inc. ........................              1,500         54,525
   Roche Holding AG ....................                150         11,389
   Shire Pharmaceuticals Group PLC (a) .....            700          5,193
   Teva Pharmaceuticals Industries Ltd., ADR            130          7,281
                                                              ------------
                                                                   212,980
                                                              ------------
INDUSTRIALS - 8.8%
   Capital Goods - 4.5%
   Aerospace & Defense - 1.1%
   Boeing Co. ..........................                 80          3,568
   Bombardier, Inc., Class B ...........              1,260         10,848
   Invensys PLC ........................              1,700          2,663
                                                              ------------
                                                                    17,079
                                                              ------------
   Industrial Conglomerates - 3.0%
   General Electric Co..................              1,200         37,860
   Siemens AG (a) ......................                180         10,940
                                                              ------------
                                                                    48,800
                                                              ------------
   Trading Companies & Distributors - 0.4%
   W.W. Grainger, Inc. .................                130          7,289
                                                              ------------



See notes to investment portfolio.

Common Stocks (continued)                             Shares         Value
--------------------------------------------------------------------------------
   Commercial Services & Supplies - 3.2%
   Diversified Commercial Services - 3.2%
   Cendant Corp. (a) ...................                770     $   13,852
   Chubb PLC ...........................              4,060         10,355
   Edison Schools, Inc. (a) ............                449          2,303
   Secom Co., Ltd. .....................                500         24,579
                                                              ------------
                                                                    51,089
                                                              ------------
   Transportation - 1.1%
   Air Freight & Couriers - 1.1%
   TPG N.V..............................                850         18,403
                                                              ------------

INFORMATION TECHNOLOGY - 13.8%

   Software & Services - 4.2%
   Application Software - 1.9%

   Electronic Arts, Inc. (a) ...........                300         17,715
   SAP AG ..............................                100         12,937
                                                              ------------
                                                                    30,652
                                                              ------------
   Information Technology Consulting & Services - 0.4%
   Accenture Ltd., Class A (a) .........                300          6,432
                                                              ------------

   Systems Software - 1.9%
   Microsoft Corp. (a) .................                400         20,904
   Oracle Corp. (a) ....................              1,000         10,040
                                                              ------------
                                                                    30,944
                                                              ------------
   Technology Hardware & Equipment - 9.6%
   Computer Hardware - 3.1%
   Applied Materials, Inc. (a) .........                800         19,456
   Hoya Corp. ..........................                100          7,436
   International Business Machines Corp. ...            200         16,752
   Legend Holdings Ltd..................             18,000          7,270
                                                              ------------
                                                                    50,914
                                                              ------------
   Networking Equipment - 1.5%
   Cisco Systems, Inc. (a) .............              1,410         20,656
   Datacraft Asia Ltd. .................              2,000          4,080
                                                              ------------
                                                                    24,736
                                                              ------------
   Office Electronics - 2.4%
   Canon, Inc...........................              1,000         38,269
                                                              ------------

   Semiconductors - 1.3%
   Samsung Electronics Co., Ltd., GDR...                100         14,745
   Taiwan Semiconductor Manufacturing Co., Ltd., ADR    400          7,080
                                                              ------------
                                                                    21,825
                                                              ------------
   Telecommunications Equipment - 1.3%
   Nokia Oyj ...........................                500          8,138
   Qualcomm, Inc. (a) ..................                450         13,572
                                                              ------------
                                                                    21,710
                                                              ------------


See notes to investment portfolio.

Common Stocks (continued)                             Shares         Value
--------------------------------------------------------------------------------
MATERIALS - 3.0%
   Chemicals - 1.5%

   Specialty Chemicals - 1.5%
   Ecolab, Inc. ........................                380     $   16,686
   Kaneka Corp. ........................              1,000          6,923
                                                              ------------
                                                                    23,609
                                                              ------------
   Metals & Mining - 1.5%
   Aluminum - 1.5%
   Alcoa, Inc...........................                720         24,502
                                                              ------------

TELECOMMUNICATION SERVICES - 6.4%

   Diversified Telecommunication Services - 3.3%
   Integrated Telecommunication Services - 3.3%

   AT&T Corp. ..........................              1,000         13,120
   SBC Communications, Inc. ................            800         24,848
   Telecom Italia S.p.A. ...............              2,000         15,898
                                                              ------------
                                                                    53,866
                                                              ------------
   Wireless Telecommunication Services - 3.1%
   AT&T Wireless Services, Inc. (a) ........            689          6,167
   China Mobile Ltd. (a)(b) ............              3,000          9,930
   NTT DoCoMo, Inc. ....................                  5         12,702
   Telefonica SA (a) ...................              1,040         11,127
   Vodafone Group PLC ..................              6,500         10,492
                                                              ------------
                                                                    50,418
                                                              ------------
UTILITIES - 2.0%
   Electric Utilities - 1.3%
   National Grid Group PLC..............              2,870         20,580
                                                              ------------

   Gas Utilities - 0.7%
   Centrica PLC ........................              3,770         11,607
                                                              ------------

TOTAL COMMON STOCKS
   (cost of $1,791,925) ....................                     1,574,129
                                                              ------------

Preferred Stock - 0.6%
--------------------------------------------------------------------------------
HEALTH CARE - 0.6%

   Health Care Equipment & Services - 0.6%
   Fresenius AG
     (cost $15,957) ........................            140         10,398
                                                              ------------

TOTAL INVESTMENTS - 97.5%
   (cost of $1,807,882)(c) .................                     1,584,527
                                                              ------------

Other Assets & Liabilities, Net - 2.5%......                        40,197
                                                              ------------

Net Assets - 100.0%.........................                    $1,624,724
                                                              ============



See notes to investment portfolio.

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Represents fair value as determined in good faith under the direction of the Board of Trustees.
(c) Cost for both financial statement and federal income tax purposes is the same.

Summary of Securities                           % of Total
by Country                 Value               Investments
-------------------      -----------            ----------
United States            $   839,691               53.0%
United Kingdom               147,721                9.3
Japan                        131,499                8.3
Switzerland                  108,766                6.9
Netherlands                   72,031                4.5
France                        68,254                4.3
Italy                         67,778                4.3
Germany                       34,275                2.2
Hong Kong                     17,200                1.1
South Korea                   14,745                0.9
Mexico                        11,300                0.7
Spain                         11,127                0.7
Canada                        10,848                0.7
Belgium                       10,047                0.6
Denmark                        8,794                0.6
Finland                        8,138                0.5
Sweden                         7,952                0.5
Israel                         7,281                0.5
Taiwan                         7,080                0.4
                         -----------              -------
                         $ 1,584,527              100.0%
                         ===========              =======



          Acronym               Name
       ------------        --------------
            ADR      American Depositary Receipt
            GDR       Global Depositary Receipt




See notes to financial statements.

Stein Roe European Thematic Equity Fund

Investment Portfolio
--------------------
April 30, 2002 (Unaudited)


Common Stocks - 95.6%                                 Shares         Value
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 12.6%

   Consumer Durables & Apparel - 3.3%
   Consumer Electronics - 3.3%

   Koninklijke (Royal) Philips Electronics N.V.       1,280     $   39,490
                                                              ------------

   Hotels, Restaurants & Leisure - 4.2%
   Hotels - 2.0%
   P & O Princess Cruises PLC...........              3,700         24,914
                                                              ------------

   Restaurants - 2.2%
   Compass Group PLC........................          4,230         26,325
                                                              ------------

   Media - 5.1%
   Advertising - 2.6%
   WPP Group PLC ....................                 2,920         30,982
                                                              ------------

   Broadcasting & Cable - 2.5%
   British Sky Broadcasting Group PLC (a)             1,200         13,432
   Societe Television Francaise .....                   600         17,069
                                                              ------------
                                                                    30,501
                                                              ------------
CONSUMER STAPLES - 8.8%

   Food, Beverages & Tobacco - 8.8%
   Packaged Foods - 6.9%
   Cadbury Schweppes PLC ............                 2,110         16,007
   Koninklijke Numico N.V. ..........                   519         13,386
   Nestle SA, Registered Shares .....                   230         54,488
                                                              ------------
                                                                    83,881
                                                              ------------
   Tobacco - 1.9%
   Compagnie Financiere Richemont AG, Class A         1,000         22,731
                                                              ------------

ENERGY - 10.7%
   Integrated Oil & Gas - 9.2%
   ENI S.p.A. .......................                 1,815         27,859
   Shell Transport & Trading Co., PLC                 3,080         21,894
   Total B...........................                   410         62,083
                                                              ------------
                                                                   111,836
                                                              ------------
   Oil & Gas Drilling - 1.5%
   Saipem S.p.A. ....................                 2,780         18,094
                                                              ------------




See notes to investment portfolio.

Common Stocks (continued)                             Shares         Value
--------------------------------------------------------------------------------
FINANCIALS - 25.1%
   Banks - 11.4%

   ForeningsSparbanken AB ..................          1,850     $   23,196
   Lloyds TSB Group PLC..............                 4,120         47,377
   UBS AG, Registered Shares ........                 1,080         52,173
   UniCredito Italiano S.p.A.........                 3,440         15,949
                                                              ------------
                                                                   138,695
                                                              ------------
   Diversified Financial - 5.6%
   Diversified Financial Services - 4.5%
   Fortis............................                 1,210         27,755
   Sanpaolo - IMI S.p.A. ............                 2,380         26,504
                                                              ------------
                                                                    54,259
                                                              ------------
   Multi-Sector Holdings - 1.1%
   AMB Generali Holding AG...............               120         13,396
                                                              ------------

   Insurance - 8.1%
   Life & Health Insurance - 1.5%
   Alleanza Assicurazioni ..............              1,910         18,484
                                                              ------------

   Multi-Line Insurance - 6.6%
   AXA Konzern AG ......................                200         13,684
   CNP Assurances.......................                480         17,713
   Skandia Forsakrings AB ..............              4,520         21,522
   Swiss Re, Registered Shares..........                267         27,002
                                                              ------------
                                                                    79,921
                                                              ------------

HEALTH CARE - 13.0%

   Health Care Equipment - 1.0%
   Health Care Supplies - 1.0%

   Essilor International SA ............                300         12,197
                                                              ------------

   Pharmaceuticals & Biotechnology - 12.0%
   Pharmaceuticals - 12.0%
   Aventis SA ..........................                760         53,948
   GlaxoSmithKline PLC .................              1,680         40,645
   Novo Nordisk A/S, Class B ...........                620         18,174
   Roche Holding AG.....................                310         23,537
   Shire Pharmaceuticals Group PLC (a) .              1,350         10,015
                                                              ------------
                                                                   146,319
                                                              ------------
INDUSTRIALS - 5.7%
   Capital Goods - 2.6%
   Construction & Farm Machinery - 1.0%
   Invensys PLC ........................              7,360         11,531
                                                              ------------

   Industrial Conglomerates - 1.6%
   Siemens AG (a) ......................                330         20,056
                                                              ------------



See notes to investment portfolio.

Common Stocks (continued)                             Shares         Value
--------------------------------------------------------------------------------
   Commercial Services & Supplies - 0.9%
   Diversified Commercial Services - 0.9%
   Chubb PLC ...........................              4,180     $   10,661
                                                              ------------

   Transportation - 2.2%
   Air Freight & Couriers - 2.2%
   TPG N.V..............................              1,250         27,064
                                                              ------------

INFORMATION TECHNOLOGY - 7.2%

   Software & Services - 3.0%
   Application Software - 2.2%

   SAP AG...............................                210         27,167
                                                              ------------

   Information Technology Consulting & Services - 0.8%
   Cap Gemini SA .......................                170          9,909
                                                              ------------

   Technology Hardware & Equipment - 4.2%
   Semiconductors - 2.8%
   ARM Holdings PLC (a) .................             3,000          9,663
   ASML Holding N.V. (a) ...............              1,075         24,388
                                                              ------------
                                                                    34,051
                                                              ------------
   Telecommunications Equipment - 1.4%
   Nokia Oyj ...........................              1,010         16,439
                                                              ------------

MATERIALS - 2.4%
   Metals & Mining - 0.9%
   Aluminum - 0.9%
   Pechiney SA..............................            230         11,119
                                                              ------------

   Paper & Forest Products - 1.5%
   Paper Products - 1.5%
   UPM-Kymmene Oyj .....................                510         17,860
                                                              ------------

TELECOMMUNICATION SERVICES - 6.1%

   Diversified Telecommunication Services - 2.4%
   Integrated Telecommunication Services - 2.4%

   Telecom Italia S.p.A. ...............              3,620         28,776
                                                              ------------

   Wireless Telecommunication Services - 3.7%
   Telefonica SA (a) ...................              1,352         14,465
   Vodafone Group PLC ..................             18,490         29,845
                                                              ------------
                                                                    44,310
                                                              ------------
UTILITIES - 4.0%
   Electric Utilities - 2.4%
   National Grid Group PLC..............              4,030         28,898
                                                              ------------




See notes to investment portfolio.

Common Stocks (continued)                             Shares         Value
--------------------------------------------------------------------------------
   Gas Utilities - 1.6%
   Centrica PLC ........................              6,500     $   20,013
                                                              ------------

TOTAL COMMON STOCKS
   (cost of $1,362,114) ....................                     1,159,879
                                                              ------------

Preferred Stock - 1.9%
--------------------------------------------------------------------------------
HEALTH CARE - 1.9%

   Health Care Equipment & Services - 1.9%
   Fresenius AG
   (cost of $30,801) .......................            310         23,024
                                                              ------------

TOTAL INVESTMENTS - 97.5%
   (cost of $1,392,915)(b) .................                     1,182,903
                                                              ------------

Other Assets & Liabilities, Net - 2.5%......                        30,721
                                                              ------------

Net Assets - 100.0%.........................                    $1,213,624
                                                              ============


NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
(a) Non-income producing
(b) Cost for both financial statement and federal income tax purposes is the same.

Summary of Securities                           % of Total
by Country                 Value               Investments
-------------------      -----------            ----------
United Kingdom           $   342,202               28.9%
France                       184,038               15.6
Switzerland                  179,931               15.2
Italy                        135,666               11.5
Germany                      115,501                9.8
Netherlands                  104,328                8.8
Sweden                        44,718                3.8
Finland                       34,299                2.9
Belgium                       27,755                2.3
Spain                         14,465                1.2
                         -----------             -------
                         $ 1,182,903              100.0%
                         ===========             =======




See notes to financial statements.

Financial Statements

Statements of Assets and Liabilities
------------------------------------
April 30, 2002 (Unaudited)

                                                  STEIN ROE      STEIN ROE
                                                     GLOBAL       EUROPEAN
                                                   THEMATIC       THEMATIC
                                                EQUITY FUND    EQUITY FUND
                                               ------------   ------------
Assets:

Investments, at cost.......................      $1,807,882     $1,392,915
                                               ------------   ------------
Investments, at value......................      $1,584,527     $1,182,903
Cash.......................................           6,253          2,158
Foreign currency (cost of $20,633 and
   $28,832, respectively)..................          20,780         29,031
Receivable for:
   Investments sold........................          14,583             --
   Dividends...............................           2,669          3,897
   Expense reimbursement due from Advisor..           6,909          6,065
Deferred Trustees' compensation plan.......             180            180
                                               ------------   ------------
       Total Assets........................       1,635,901      1,224,234
                                               ------------   ------------

Liabilities:
Payable for:

   Management fee..........................           1,175          2,129
   Administration fee......................             207            377
   Transfer agent fee......................             127            175
   Bookkeeping fee.........................             793            792
   Trustees' fee...........................             327            332
   Custody fee.............................           2,291            602
Deferred Trustees' fee.....................             180            180
Other liabilities..........................           6,077          6,023
                                               ------------   ------------
   Total Liabilities.......................          11,177         10,610
                                               ------------   ------------
Net Assets.................................      $1,624,724     $1,213,624
                                               ============   ============

Composition of Net Assets:

Paid-in capital............................      $2,023,685     $1,604,837
Overdistributed net investment loss........          (5,386)       (24,214)
Accumulated net realized loss..............        (170,415)      (157,292)
Net unrealized appreciation (depreciation) on:
   Investments.............................        (223,355)      (210,012)
   Foreign currency translations...........             195            305
                                               ------------   ------------
Net Assets.................................      $1,624,724     $1,213,624
                                               ============   ============

Shares outstanding.........................         210,319        160,235
                                               ============   ============
Net asset value, offering and redemption
   price per share.........................      $     7.73     $     7.57
                                               ============   ============

See notes to financial statements.

Statements of Operations

For the Six Months Ended April 30, 2002 (Unaudited)

                                                  STEIN ROE      STEIN ROE
                                                    GLOBAL        EUROPEAN
                                                   THEMATIC      THEMATIC
                                                EQUITY FUND    EQUITY FUND
                                               ------------   ------------
Investment Income:

Dividends (net of foreign taxes withheld of $621
   and $823, respectively).................        $  9,161       $  5,132
                                               ------------   ------------

Expenses:
Management fee.............................           7,209          5,145
Administration fee.........................           1,272            908
Bookkeeping fee............................           4,959          4,959
Transfer agent fee.........................           1,179            798
Trustees' fee..............................           1,963          1,993
Audit fee..................................             542          3,296
Custody fee................................           3,858          4,424
Reports to shareholders....................           6,633          1,836
Registration fee...........................          14,497         14,768
Other expenses.............................           3,238          3,270
                                               ------------   ------------
   Total Expenses..........................          45,350         41,397
Fees and expenses waived or
   reimbursed by Advisor...................         (30,994)       (30,897)
Custody earnings credit....................            (824)          (813)
                                               ------------   ------------
   Net Expenses............................          13,532          9,687
                                               ------------   ------------
Net Investment Loss........................          (4,371)        (4,555)
                                               ------------   ------------

Net Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency:
Net realized loss on:
   Investments.............................         (99,833)       (40,650)
   Foreign currency transactions...........            (106)          (149)
                                               ------------   ------------
     Net realized loss.....................         (99,939)       (40,799)
                                               ------------   ------------
Net change in unrealized appreciation/depreciation on:
   Investments.............................          89,384         79,155
   Foreign currency translations...........             290            125
                                               ------------   ------------
        Net change in unrealized appreciation/
          depreciation.....................          89,674         79,280
                                               ------------   ------------
Net Gain (Loss)............................         (10,265)        38,481
                                               ------------   ------------

Net Increase (Decrease) in
   Net Assets from Operations..............       $ (14,636)     $  33,926
                                               ------------   ------------



See notes to financial statements.

Statements of Changes in Net Assets

Stein Roe Global Thematic Equity Fund

                                                 (UNAUDITED)
                                                 SIX MONTHS       PERIOD
                                                    ENDED          ENDED
                                                  APRIL 30,     OCTOBER 31,
                                                    2002         2001 (A)
                                            ------------------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment loss........................      $   (4,371)    $   (4,920)
Net realized loss on investments and foreign
   currency transactions...................         (99,939)       (75,203)
Net change in unrealized appreciation/depreciation
   on investments and foreign currency
   translations............................          89,674       (312,834)
                                               ------------   ------------
Net Decrease from Operations...............         (14,636)      (392,957)
                                               ------------   ------------

Distributions Declared to Shareholders:

From net investment income.................            (839)            --
                                               ------------   ------------

Share Transactions:

Subscriptions..............................         276,220      1,988,113
Distributions reinvested...................             839             --
Redemptions................................        (230,648)        (1,368)
                                               ------------   ------------
   Net Increase from Share Transactions....          46,411      1,986,745
                                               ------------   ------------
Total Increase in Net Assets...............          30,936      1,593,788

Net Assets:

Beginning of period........................       1,593,788             --
                                               ------------   ------------
End of period (including overdistributed net
   investment loss of $(5,386) and $(176),
   respectively)...........................      $1,624,724     $1,593,788
                                               ============   ============

Changes in Shares:

Subscriptions..............................          33,173        205,106
Issued for distributions reinvested........             104             --
Redemptions................................         (27,901)          (163)
                                               ------------   ------------
   Net Increase............................           5,376        204,943
                                               ------------   ------------


(a) The Fund commenced investment operations on January 2, 2001.




See notes to financial statements.

Stein Roe European Thematic Equity Fund

                                                 (UNAUDITED)
                                                 SIX MONTHS       PERIOD
                                                    ENDED          ENDED
                                                  APRIL 30,     OCTOBER 31,
                                                    2002         2001 (A)
                                            ------------------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)...............        $ (4,555)      $  7,885
Net realized loss on investments and foreign
   currency transactions...................         (40,799)      (123,535)
Net change in unrealized appreciation/depreciation
   on investments and foreign currency
   translations............................          79,280       (288,987)
                                               ------------   ------------
Net Increase (Decrease) from Operations....          33,926       (404,637)
                                               ------------   ------------

Distributions Declared to Shareholders:

From net investment income.................         (20,508)            --
                                               ------------   ------------

Share Transactions:

Subscriptions..............................         304,193      2,863,207
Distributions reinvested...................          20,508             --
Redemptions................................        (299,416)    (1,283,649)
                                               ------------   ------------
   Net Increase from Share Transactions....          25,285      1,579,558
                                               ------------   ------------
Total Increase in Net Assets...............          38,703      1,174,921

Net Assets:

Beginning of period........................       1,174,921             --
                                               ------------   ------------
End of period (including overdistributed net
   investment loss of $(24,214) and
   undistributed net investment income
   of $849, respectively)..................      $1,213,624     $1,174,921
                                               ============   ============

Changes in Shares:

Subscriptions..............................          39,190        318,744
Issued for distributions reinvested........           2,658             --
Redemptions................................         (39,096)      (161,261)
                                               ------------   ------------
   Net Increase............................           2,752        157,483
                                               ------------   ------------


(a) The Fund commenced investment operations on January 2, 2001.




See notes to financial statements.

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

Notes to Financial Statements

Notes to Financial Statements
-----------------------------
April 30, 2002 (Unaudited)


Note 1. Accounting Policies

ORGANIZATION:

     Stein Roe Global Thematic Equity Fund ("Global Thematic Equity Fund") and Stein Roe European Thematic Equity Fund ("European Thematic Equity Fund") (collectively, the "Funds") are separate series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company, which is registered under the Investment Company Act of 1940, and is organized as a Massachusetts business trust. The Funds may issue an unlimited number of shares. Each Fund's investment goal is to seek long-term growth of capital.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of financial statements.

SECURITY VALUATION AND TRANSACTIONS:

     Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

     Forward currency contracts are valued based on the weighted value of the exchange-traded contracts with similar durations.

     Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

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

     The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

     Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

     Security transactions are accounted for on the date the securities are purchased, sold or mature. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

FEDERAL INCOME TAXES:

     Consistent with the Funds' policy to qualify as a regulated investment company and to distribute all of their taxable income, no federal income tax has been accrued.

     At October 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

                                             Expiring in 2009
--------------------------------------------------------------------------------
Global Thematic Equity Fund                       $69,954
European Thematic Equity Fund                      76,294

     Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

DISTRIBUTIONS TO SHAREHOLDERS:

     Distributions to shareholders are recorded on the ex-date.

     The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS:

     Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

     The Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS:

     The Funds may enter into forward currency exchange contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Funds may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contract is closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Funds' securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

     Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

Note 2. Fees and Compensation Paid to Affiliates

MANAGEMENT FEE:

     Stein Roe & Farnham Incorporated (the "Advisor") is the investment advisor of the Funds and receives a monthly fee equal to 0.85% annually of each Fund's average daily net assets. Nordea Securities, Inc. ("Nordea") has been retained by the Advisor as sub-advisor to manage the day-to-day investment operations of the Funds. The Advisor, out of the advisory fee it receives, pays Nordea a monthly sub-advisory fee equal to 0.60% annually of the average daily net assets of each Fund. Effective January 1, 2002, Nordea Investment Management North America, Inc., an indirect, wholly-owned subsidiary of Nordea AB, replaced Nordea as sub-advisor to the Funds.

ADMINISTRATION FEE:

     The Advisor also provides accounting and other services for a monthly fee equal to 0.15% annually of each Fund's average daily net assets.

BOOKKEEPING FEE:

     The Advisor is responsible for providing pricing and bookkeeping services to the Funds under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

     Under its pricing and bookkeeping agreement with each Fund, the Advisor receives from each Fund an annual flat fee of $10,000, paid monthly, and in any month that a Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE:

     Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.06% annually of each Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

EXPENSE LIMITS:

     The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.60% annually of each Fund's average daily net assets.

OTHER:

     The Funds pay no compensation to their officers, all of whom are employees of the Advisor or its affiliates. The Funds' Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

     The Funds have an agreement with their custodian bank under which $824 and $813, respectively, of custody fees were reduced by balance credits for the six months ended April 30, 2002. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income-producing asset if they had not entered into such an agreement.

Note 3. Portfolio Information

INVESTMENT ACTIVITY:

     For the six months ended April 30, 2002, purchases and sales of investments, other than short-term obligations, were as follows:

                                           Purchases            Sales
--------------------------------------------------------------------------------
Global Thematic Equity Fund                $392,229           $340,559
European Thematic Equity Fund               126,204            138,352


     Unrealized appreciation (depreciation) at April 30, 2002, based on cost of investments for financial statement and federal income tax purposes, was:


                         Gross               Gross                 Net
                      Unrealized          Unrealized           Unrealized
                     Appreciation        Depreciation         Depreciation
--------------------------------------------------------------------------------
Global Thematic
  Equity Fund           $88,305           $(311,660)           $(223,355)
European Thematic
  Equity Fund            49,099            (259,111)            (210,012)

Other:

     There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

     Each Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Other Related Party Transactions

     For the six months ended April 30, 2002, the Funds used AlphaTrade Inc. and Fleet Securities, Inc., wholly-owned subsidiaries of the Advisor, as brokers. Total commissions paid to AlphaTrade Inc. and Fleet Securities, Inc. during the period were $58,324 and $17,500, respectively.

Financial Highlights

Stein Roe Global Thematic Equity Fund

Selected data for a share outstanding throughout each period is as follows:

                                                (UNAUDITED)
                                                 SIX MONTHS         PERIOD
                                                      ENDED          ENDED
                                                  APRIL 30,    OCTOBER 31,
                                                       2002           2001 (a)
                                                 ----------     ----------
Net Asset Value, Beginning of Period.......         $  7.78       $  10.13
                                                 ----------     ----------
Income from Investment Operations:
Net investment loss (b)....................           (0.02)         (0.03)
Net realized and unrealized loss on investments
   and foreign currency....................           (0.03)         (2.32)
                                                 ----------     ----------
   Total from Investment Operations........           (0.05)         (2.35)
                                                 ----------     ----------
Less Distributions Declared
to Shareholders:

From net investment income.................              --(c)          --
                                                 ----------     ----------
Net Asset Value, End of Period.............         $  7.73        $  7.78
------------------------------
                                                 ==========     ==========
Total return (d)(e)(f).....................          (0.59)%        (23.20)%
                                                 ==========     ==========

Ratios to Average Net Assets:
Expenses (g)(h)............................            1.60%          1.60%
Net investment loss (g)(h).................           (0.52)%        (0.40)%
Waiver/reimbursement (h)...................            3.66%          5.54%
Portfolio turnover rate (f)................              20%            15%
Net assets, end of period (000's)..........        $  1,625       $  1,594

(a) The Fund commenced investment operations on January 2, 2001.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(h) Annualized.


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

Stein Roe European Thematic Equity Fund

Selected data for a share outstanding throughout each period is as follows:

                                                (UNAUDITED)
                                                 SIX MONTHS         PERIOD
                                                      ENDED          ENDED
                                                  APRIL 30,    OCTOBER 31,
                                                       2002           2001 (a)
                                                 ----------     ----------
Net Asset Value, Beginning of Period.......         $  7.46       $  10.18
                                                 ----------     ----------
Income from Investment Operations:

Net investment income (loss) (b)...........           (0.03)          0.05
Net realized and unrealized gain (loss) on
   investments and foreign currency........            0.27          (2.77)
                                                 ----------     ----------
   Total from Investment Operations........            0.24          (2.72)
                                                 ----------     ----------
Less Distributions Declared
to Shareholders:

From net investment income.................           (0.13)            --
                                                 ----------     ----------
Net Asset Value, End of Period.............         $  7.57        $  7.46
                                                 ==========     ==========
Total return (c)(d)(e).....................            3.19%        (26.72)%
                                                 ==========     ==========

Ratios to Average Net Assets:
Expenses (f)(g)............................            1.60%          1.60%
Net investment income (loss) (f)(g)........           (0.75)%         0.71%
Waiver/reimbursement (g)...................            5.11%          5.57%
Portfolio turnover rate (e)................              11%            33%
Net assets, end of period (000's)..........        $  1,214       $  1,175

(a) The Fund commenced investment operations on January 2, 2001.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(g) Annualized.



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Transfer Agent

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Stein Roe Thematic Equity Funds is:

Liberty Funds Services, Inc.
PO Box 8081
Boston, MA  02266-8081

PLEASE MAKE A NOTE OF OUR NEW MAILING ADDRESS, EFFECTIVE IMMEDIATELY.

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-338-2550 and additional reports will be sent to you.

Semiannual Report:
Stein Roe Thematic Equity Funds

[logo: STEIN ROE MUTUAL FUNDS]


One Financial Center
Boston, MA 02111-2621
800-338-2550

STF-03/551J-0402 (06/02)
02/928